SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                               -------------------


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 1997


                               TRANSCANADA CAPITAL
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


   Delaware                     333-5106              13-7095718
---------------              ----------------     -------------------
(State or other              (Commission File       (IRS Employer
jurisdiction of                  Number)          Identification No.)
organization)


     IBJ Schroder Bank & Trust Company
     One State Street
     New York, New York                                     10004
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(Address of Principal Executive Offices)                     Zip



Registrant's telephone number, including area code:   (212) 858-2000



                                 Not Applicable
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(Former Name or Former Address if Changed Since Last Report)




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Item 1.           Changes in Control of Registrant.

                  Not applicable.


Item 2.           Acquisition or Disposition of Assets.

                  Not Applicable.


Item 3.           Bankruptcy or Receivership.

                  Not applicable.


Item 4.           Changes in Registrant's Certifying Accountant.

                  Not applicable.


Item 5.           Other Events.

                  1. Receipt of $3,500,196.88 of interest on TransCanada Pipeline Limited 8.75% Junior Subordinated Debentures due July 24, 2045 on March 31, 1997.

                  2. Payment of $3,500,196.88 to holders of TransCanada Capital Cumulative Trust Originated Preferred Securities and Common Stock on March 31, 1997.


Item 6.           Resignation of Registrant's Directors.

                  Not applicable.

Item 7.           Financial Statements, Pro Forma Financial Information and
                    Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  1. Administration Trustee's Report in respect of (i) receipt of $3,500,196.88 of interest on TransCanada Pipeline Limited 8.75% Junior Subordinated Debentures due July 24, 2045 on March 31, 1997 and (ii) payment of $3,500,196.88 to holders of TransCanada Capital Cumulative Trust Originated Preferred Securities and Common Stock on March 31, 1997.


Item 8.           Change in Fiscal Year.

                  Not applicable.

                                    SIGNATURE





         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  TRANSCANADA CAPITAL
                                  (Registrant)

                                     By:   IBJ SCHRODER BANK & TRUST COMPANY
                                           as Administrative Trustee



                                     By: /s/ Stuart Rothenberg
                                         --------------------------------------
                                         Stuart Rothenberg
                                         Assistant Vice President



Dated: May 1, 1997

                                  EXHIBIT INDEX


Exhibit                                                                   Page

99.   Administrative Trustee's Report in respect of (i) receipt of          1
      $3,500,196.88 of interest on TransCanada Pipeline Limited
      8.75% Junior Subordinated Debentures due July 24, 2045 on
      March 31, 1997 and (ii) payment of $3,500,196.88 to holders of TransCanada Capital Cumulative Trust Originated Preferred
      Securities and Common Stock on March 31, 1997.